Real Estate Lease

       THIS LEASE is made and entered into this 25th day of February, 1999 between NE Broadway Partners ("Landlord"), and South Umpqua Bank ("Tenant").

1.   Basic Lease Provisions and Identification of Exhibits.

     1.1  Basic Lease Provisions.

Leased Premises:    Approximately  3,419  square feet of rentable  floor space located at 1448 NE Weidler, Portland, Oregon and as depicted in Exhibit A

Applicable
Percentage:         54.792%

Lease Term:                    Five (5) years

Commencement Date:  May 1, 1999, or the opening of business,  whichever occurs first.

Monthly Base Rent:  Tenant   shall  pay  a  monthly  base  rent  as
                    follows:

                               Year 1 - 2   $5,408.00
                               Year 3       $5,692.91
                               Year 4       $5,977.83
                               Year 5       $6,262.75

Permitted Uses:     Bank and Financial Service

Tenant's Broker:    Norris & Stevens

Landlord's Broker:  HSM Pacific


Exhibits:           Leased Premises,  Tenant's Improvements,  Option to Renew,
                    and Rules and Regulations

     1.2  Identification of Exhibits.

          The  Exhibits   identified   in  and  attached  to  this  Lease  are
     incorporated in this Lease by reference.

2. Leased Premises.

     Landlord hereby leases to Tenant, and Tenant hereby accepts from Landlord, subject to and with the benefit of the terms and provisions of this Lease, the Leased Premises as described in Section 1.1. The real property and


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improvements in which the Leased Premises are located are hereinafter referred to as the "Building."

3.   Term.

     This Lease shall be in effect for the period of time specified in Section
1.1 known as "Lease Term" and hereinafter referred to as the "Term."

4.   Monthly Base Rent, Other Charges, Late Charge, Utilities, and Deposit

     4.1  Monthly Base Rent.

          Commencing on the Commencement Date, Tenant shall pay to Landlord, without notice or demand and without any deduction whatsoever, the monthly sums set forth in Section 1.1, above, (the "Monthly Base Rent'), which Tenant shall pay in advance on or before the first day of each calendar month of the Term.

     4.2  Other Charges.

          In addition to the Monthly Base Rent, Tenant shall pay to Landlord in the manner provided in Section 4.2 (c), Tenant's share of the following items (hereinafter called "Other Charges"):

          (a) Tenant shall pay to Landlord Tenant's prorata share of the operating costs of the Building. Tenant's share shall be an amount equal to the total operating costs during each calendar year of the Term, multiplied by the "Applicable Percentage". The "Applicable Percentage" is 54.792%, and represents the percentage that Tenant's useable space is of the total useable space in the Building. For the purposes of this Section 4.2
               (a), the term "operating costs of the Building" means the total costs and expenses that are actual, reasonable and necessary, and directly attributable to operating, maintaining, repairing and cleaning the Land, and Building, including, but not limited to, standard all-risk insurance coverage, fire and extended coverage, including earthquake insurance, the cost of public liability and property damage insurance, rental insurance, personal property taxes and assessments payable on the land and improvements comprising the Building, all repairs not required by Landlord referred to in Section 10 hereof, asphalt patching and resurfacing, lighting, sanitary control, removal of snow, trash and other refuse, rental maintenance Lease and repair of machinery and equipment used in such maintenance, the cost of personnel to implement such services, utility charges for


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               common  areas,  and a  reasonable  allowance  to  Landlord  for
               Landlord's supervision of the operation, maintenance, repair, etc. of the common area, however, such allowance shall not exceed ten percent 10% of operating costs. In addition, Tenant shall pay its prorata share of all real and personal property taxes. The term "Property Taxes" shall include all real and personal property taxes, assessments, and other governmental charges, general and special, ordinary, and extraordinary, of any kind and nature whatsoever levied by any governmental authority against the land and improvements comprising the Building and any personal property used in its operation, maintenance and repair, and all costs and expenses incurred by Landlord in attempts to obtain reductions in such taxes or
               assessments.   Property  Taxes  include,   without  limitation,
               assessments for roads or other public improvements or benefits which are levied, assessed or imposed during the Term of this Lease, and which become a lien upon the Building or any part thereof, together with any taxes upon rental payable by Tenant hereunder if such taxes are substituted in whole or in part for presently existing ad valorem real property taxes but only to the extent to which such taxes upon rentals are substituted for said real property taxes. However, "Property Taxes" shall not include any franchise, excise, gift, estate, inheritance, succession, capital levy or transfer tax of Landlord in connection with this Lease or Landlord's rights in the Leased Premises, or any income, excess profits or revenue tax charge or levy against Landlord upon the business, sales or operations of Landlord. Nothing herein shall prevent or prohibit Tenant at its own expense from contesting or instituting all proceedings reasonably necessary to contest the validity or amount of any real or personal property taxes and assessments applicable to the Leased Premises.

          (b) Notwithstanding anything contained herein to the contrary, the following shall not be included in the Other Charges:

               (1) The cost of any capital addition to the Building or the land on which the Building is located, including the cost to prepare space for occupancy by a new tenant;



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               (2)  Expenses for which  Landlord is or will be  reimbursed  by another source;

               (3) Expenses for the defense of Landlord's title to the Leased Premises or the Building;

               (4) Structural repairs and replacements which are required of Landlord under Section 10.1;

               (5) Depreciation and amortization of the Building, financing costs, including interest and principal amortization of debts;

               (6)  Charitable or political contributions;

               (7) Cost of improving, renovating, or cleaning space for a tenant or space vacated by a tenant or items and services selectively supplied to any other tenant;

               (8) Any amounts expended by Landlord as environmental response costs for removal, enclosure, encapsulation, clean-up, remediation or other activities regarding Landlord's compliance with federal, state, municipal or local hazardous waste and environmental laws, regulations or ordinances unless the need for such expenditure by Landlord is caused in whole or part by Tenant's use and occupancy of the Leased Premises;

               (9)  Costs  to  correct   original   defects  in  the   design,
                    construction or latent defects in the Leased Premises or the Building;

               (10) Expenses  payable  directly  by  tenant(s)  for any reason
                    (such as excessive utility use);

               (11) Any  repair,  rebuilding  or other  work  necessitated  by condemnation, fire, windstorm or other insured casualty or hazard;

               (12) Any amounts  due as a result of  Landlord's  violation  or failure to comply with any governmental regulations and rules or any court order, decree or judgment;

               (13) Leasing commissions,  advertising expenses and other costs incurred in leasing or procuring new tenants;



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               (14) The  salaries  and  benefits  of  executive   officers  of
                    Landlord, if any;

               (15) Attorney's fees, accounting fees and expenditures incurred in connection with negotiations, disputes and claims of other tenants or occupants of the Building with other third parties except as specially provided in the Lease; as well as cost to prepare financial statements or tax returns; or

               (16) Cost of the  initial  stock of  tools  and  equipment  for operations, repair and maintenance of the Building.

          (c) Prior to the expiration of each calendar year during the Term (or as soon thereafter as such information becomes available) Landlord will notify Tenant in writing of Landlord's estimate of Tenant's share of the Other Charges due for the next calendar year. Landlord's estimate shall be based, to the extent possible, upon the actual amount of the Other Charges for the immediately preceding calendar year. Tenant shall pay their estimated amount in advance in twelve (12) equal monthly installments on the first day of each month of such calendar year. Within thirty (30) days after the end of each calendar year. Landlord will compute Tenant's share for such calendar year based upon the actual amount of the Other Charges for the calendar year, and if the total amount of Tenant's share for calendar year is less than the actual amount of Tenant's share for such calendar year, Tenant shall pay Landlord any deficiency. If the total amount paid by Tenant for such calendar year exceeds the actual amount of Tenant's share, Landlord shall credit such excess to the next monthly payments which thereafter become due. If this Lease commences at a time other than the beginning of a calendar year, Tenant shall pay the estimate of Tenant's share for the portion remaining of the calendar year based upon the number of days the Lease is in force. If this Lease expires at a time other than the expiration date of a calendar year, Tenant shall be obligated to pay immediately any deficiencies which shall be computed at the expiration of that calendar year. If the estimated amount Tenant has paid for that calendar year exceeds the actual amount of Tenant's share, and if Tenant has otherwise complied with all the terms and provisions of this Lease, Landlord shall


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               refund such excess to Tenant  Tenant's  obligations  under this
               Section shall survive the expiration or termination of this Lease.

          (d) Landlord shall keep records showing all expenditures incurred as Other Charges and/or Additional Rent for each year for a period of three years following each year, and such records shall be made available for inspection by Tenant and/or its agents during such period.

          (e) Any dispute with respect to Landlord's calculations of Other Charges under this Lease shall be submitted to an independent, certified public accountant selected by both Landlord and Tenant, whose decision shall be binding on the parties. If Landlord and Tenant are unable to agree on such an accountant, either party may apply to the Presiding Judge of the judicial district where the Leased Premises are located for appointment of an independent certified public accountant. Where there is a variance of two percent (2%) or more between said decision and Landlord's determination of Tenant's share of Building Charge, Common Area Charge and/or Additional Rent, Landlord shall pay the costs of said audit and shall credit any overpayment toward the next Monthly Base Rent payment due. If there is no variance or a variance of less than two percent (2%), Tenant shall pay such costs including the cost of audit to Landlord within ten
               (10) days after demand by Landlord.

     4.3  Late Charge.

          If any Monthly Base Rent installment is not received by Landlord from Tenant by the tenth (10th) day of the month for which such installment is due, Tenant shall immediately pay to Landlord a late charge equal to five percent (5%) of such installment.

     4.4  Utilities.

          Tenant shall pay before delinquency, at its sole cost and expense, all charges for water, gas, heat, electricity, refrigeration, power, telephone service, sewer service charges, and all other services or utilities used in, upon or about the Leased Premises during the Term; provided, however, that if any such services or utilities shall be billed to Landlord and are not separately metered to the Leased Premises, the amount thereof shall be prorated by Landlord among all users of the Building based on use of such services or utilities, and Tenant shall pay to Landlord upon demand Tenant's pro rata share of such charges. In


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     determining this proration of such charges among tenants of the Building,
     Landlord shall consider the customary and historical uses of such services by similar tenants in similar locations and by Tenant in similar locations. If Tenant disagrees with Landlord's determination, the dispute shall be subject to arbitration pursuant to ORS 33.210 et seq. with costs to be paid by the losing party as designated by the arbitrator. Landlord or Tenant, as the case may be. shall pay the amount owed to the other as set forth in the arbitrator's award. In no event shall Landlord be liable for an interruption or failure in the supply of any such utilities to the Leased Premises.

5.   Personal Property Taxes.

     Tenant shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed during the Term upon all Tenants leasehold improvements, equipment, furniture, fixtures, and any other personal property located in the Leased Premises.

6.   Licenses and Taxes.

     Tenant shall be liable for, and shall pay throughout the Term, all license and excise fees and business and occupation taxes covering the business conducted by Tenant on the Leased Premises but excluding any fee or charge on the net income or revenue of Landlord.

7.   Use.

     7.1  Permitted Uses.

          Tenant shall not use or permit or allow the use of the Leased Premises for any business or purpose other than set forth in Section 1.1 above without Landlord's prior written consent which shall not be unreasonably withheld, conditioned, or delayed. Tenant shall not do or permit anything to be done in or about the Leased Premises other than as specified in Section 1.1 or bring or keep anything therein which will in any way increase the existing rate or premiums or affect any fire or other insurance upon the Leased Premises or the Building, or cause a cancellation of any insurance policy covering the Leased Premises or the Building or any part thereof or any of its contents. Tenant shall not do or permit or allow anything to be done in or about the Leased Premises


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     which  will in any way  obstruct  or  interfere  with the rights of other tenants or occupants of the Building. To the extent compliance is within Tenant's control, Tenant shall conform to all applicable laws and regulations of any public authority affecting the Leased Premises and the condition and use thereto, and correct at Tenants own expense any failure of compliance created through Tenant's fault or by reason of Tenant's use.

     7.2  Hazardous Substances.

          (a) Tenant shall use its best efforts to ensure that Hazardous Substances are not spilled, leaked, disposed of, or otherwise released on or under the Leased Premises. Tenant may use or otherwise handle on the Leased Premises only those Hazardous Substances typically used or sold in the prudent and safe operation of Tenant's business conducted on the Leased Premises. Tenant may bring upon the property, use and store materials of a type and quantity consistent with the operation of its permitted business use, provided that said storage and use are consistent with all current State of Oregon and federal law, statute, rule or regulation regarding the handling, storage and use of said materials.

          (b) Upon twenty (20) days prior written notice to Tenant (except in the case of an emergency) Landlord may, but is not obligated to, enter upon the Leased Premises and take such actions and incur such costs and expenses to effect such compliance as it deems advisable to protect its interest in the Leased Premises. Tenant shall reimburse Landlord for the full amount of all costs and expenses incurred by Landlord in connection with such compliance activities, and such obligation shall continue even after the termination of this Lease. Tenant shall notify Landlord immediately of any release of any Hazardous Substance on the Leased Premises.

          (c) Tenant agrees to indemnify and hold Landlord harmless against any and all losses, liabilities, suits, obligations, fines, damages, judgments, penalties, claims, charges, cleanup costs, remedial actions, costs and expenses (including, without limitations, attorneys' fees and disbursements) which may be imposed on, incurred or paid by, or asserted against Landlord or the Leased Premises by reason of, or in connection with (1) any misrepresentation, breach of warranty or other default by Tenant under this Lease, or (2) the acts or omissions of Tenant, or any subtenant or other person for whom Tenant would


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               otherwise be liable,  resulting in the release of any Hazardous
               Substance.

          (d) In the event of a violation and/or emergency with immediate threat to life, property or environment, Landlord reserves the right to begin immediate action to correct said violation and/or emergency. Any measures taken by Landlord will not relieve Tenant of responsibility for said violation and/or emergency.

     7.3  Use and Maintenance of Common Area.

          (a) The use and occupation by Tenant of the Leased Premises shall include a right to use the Common Area and other facilities as may be designated from time to time by Landlord, subject, however, to the terms and conditions of this Lease. The Common Area and facilities, which Tenant may be permitted to use and occupy pursuant to this paragraph are to be used and occupied under a revocable license, and if the amount of such areas is diminished, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation, diminution or abatement of rent, nor shall such diminution of such areas be deemed constructive or actual eviction.

          (b) Landlord shall at all times during the Term of this Lease have the following rights with respect to the Common Area.

               (1) Landlord shall have the right from time to time to make changes in the Common Area, including the location and relocation of driveways, entrances, exits, parking spaces, the direction and flow of traffic, landscaped areas, and all other facilities thereof.

               (2) Landlord shall have the right to establish, change, alter, amend and to enforce against Tenant and other users of the Common Area, such reasonable rules and regulations as may be deemed necessary or advisable for the proper and efficient operation and maintenance of the Common Area. The rules and regulations herein provided may include, without limitation, the hours during which the Common Area shall be open for use but in no event shall the parking lot be closed until a reasonable period of time after Tenant closes its Leased Premises. Tenant agrees to conform to and abide by all rules and regulations in its


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                    use and the use by its customers and patrons of the Common
                    Area,   provided,   however,   that  all  such  rules  and
                    regulations and such types of operation and other matters affecting the customers and patrons of Tenant shall apply equally and without discrimination to all persons entitled to the use of the Common Area.

               (3) Landlord shall have the sole and exclusive control of the Common Area, and may at any time and from time to time exclude and restrain any person from use or occupancy thereof, excepting, however, bona fide customers, patrons and suppliers of Tenant, and other tenants of Landlord who make use of the Common Area in accordance with the rules and regulations established by Landlord from time to time with respect thereto. Nothing herein shall limit the rights of Landlord at any time to remove any unauthorized persons. The rights of Tenant in and to the Common Area shall at all times be subject to the rights of Landlord and of other tenants in the Building to use the same in common with Tenant, and it shall be the duty of Tenant to keep all of the Common Area free and clear of any obstructions created or permitted by Tenant or resulting from Tenant's operation and to permit the use of the Common Area only for the purpose hereinabove set forth.

               (4) Landlord shall have the right to designate specific areas for the parking of vehicles of the agents and employees of Tenant. Tenant shall cause its agents and employees to park its vehicles only within such designated areas.

8.   Alterations.

     Tenant shall not make any alterations, additions or improvements in or to the Leased Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed.

9.   Removal of Tenant's Property.

     All trade fixtures and equipment placed upon the Leased Premises or installed by Tenant during the Term of this Lease shall remain the property of Tenant. Upon expiration and/or termination of this Lease, however caused,


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Tenant may,  at  Tenant's  own  expense  remove any or all such  fixtures  and equipment Tenant shall repair any physical damage resulting from the removal. If Tenant fails to remove such property, Landlord may give Tenant twenty (20) days written notice requiring Tenant to remove the property. Following such twenty (20) day written notice, in the event Tenant has not removed its property, Landlord may treat the property as abandoned and retain the property or Landlord may effect a removal of the property and place it in public storage on Tenant's account. In the event of a removal, Tenant may be liable to Landlord for the cost of removal, restoration of the Leased Premises, transportation to storage, and storage.

10.  Maintenance and Repairs.

     10.1 Landlord's Obligations.

          The following shall be the responsibility of Landlord at Landlord's expense:

          (a) Repair and maintenance of the roof, gutters, exterior walls and foundation of the Leased Premises.

          (b) Repair and maintenance of exterior water, sewer, gas and electrical services up to the point of entry to the Leased Premises.

     Except as otherwise specifically provided herein and unless Landlord is grossly negligent in performing repairs, alterations or improvements, there shall be no abatement of Monthly Base Rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Leased Premises or Building of which the Leased Premises is a part or in or to fixtures, appurtenances and equipment therein; provided, however, if Landlord fails to commence repairs of the Building as required in this Section 10.1 within twenty
     (20) days after written notice from Tenant, Tenant may perform such repairs and deduct the costs thereof from the installments of Monthly Base Rent next falling due; and provided further, if such disrepair has the effect that Tenant cannot reasonably operate the business for the use set forth in Section 1.1, then the Monthly Base Rent shall be abated until the Leased Premises can be reasonably operated for such use. Notwithstanding anything contained herein to the contrary, Landlord shall use best efforts to avoid materially or unreasonably affecting or interrupting Tenant's use, business or operations on or decreasing access or visibility of the Leased Premises.



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     10.2 Tenant's Obligations

          The following shall be the responsibility of Tenant at Tenant's expense:

          (a) Repair of interior walls, ceilings, doors, windows, and related hardware, floors (including floor coverings), all electrical equipment. light fixtures, switches, and wiring and plumbing from the point of entry to the Leased Premises and all other appliances and equipment within or attached to the Leased Premises. In addition, Tenant shall at its sole cost and expense install or construct any improvements, equipment, or fixtures required by any governmental authority or agency as a consequence of Tenant's use and occupancy of the Leased Premises. Tenant shall replace, any damaged glass within forty-eight (48) hours of the occurrence of such damage.

          (b) Any repairs necessitated by the negligence of Tenant, its agents, employees, and invitees, except as provided in Section
               13.3 dealing with waiver of subrogation, but including repairs that would otherwise be the responsibility of Landlord under
               Section 10.1.

          (c) Repair and maintenance of the heating and air conditioning system.

               (1) Landlord will employ and pay a contractor satisfactory to Landlord, engaged in the business of maintaining systems, to perform regularly scheduled inspections of the Heating, Ventilation and Air Conditioning (HVAC) systems serving the Leased Premises and to perform any necessary work, maintenance or repair thereon, provided said rates are competitive. Tenant shall reimburse Landlord for all sums paid by Landlord in connection therewith.

     10.3 Failure to Maintain.

          If Tenant fails to keep and preserve the Leased Premises as set forth in Section 10.2, above, Landlord may, at its option, put or cause the same to be put in the condition and state of repair agreed upon, and in such case, upon receipt of written statements from Landlord, Tenant shall promptly pay the entire cost thereof. Landlord shall have the right, without liability, to enter the Leased Premises for the purpose of


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     making such repairs upon the failure of Tenant to do so with fifteen (15)
     days' notice to Tenant, unless Landlord deems entry necessary without notice due to an emergency.

     10.4 Common Area Maintenance and Repair.

          All repairs to the Leased Premises which Landlord is not required to make under Section 10.1 and Tenant is not required to make under Section
     10.2 shall be deemed Common Area Maintenance and Repair and will be maintained by Tenant as per Section 24.11.

     10.5 Landlord's Duties.

          Landlord shall not be in default under this Lease or liable for any damages resulting from or incidental to, nor shall it be an actual or constructive eviction of Tenant, nor shall the Monthly Base Rent be abated by reason of:

          (a)  The  interruption  of any of the  services  described  in  this
               Section 10;

          (b) Failure to furnish or delay in furnishing any such services when such failure or delay is caused by accident or any condition beyond the reasonable control of Landlord, including the making of necessary repairs or improvements to the Leased Premises or to the Building;

          (c) Any limitation, curtailment, rationing or restrictions on the use of electricity, water, gas or any other form of energy serving the Leased Premises or the Building; or

          (d) Failure to make any repair or to perform any maintenance, unless such failure shall persist for an unreasonable time after written notice of the need for such repair or maintenance is given to Landlord by Tenant. Landlord shall use reasonable efforts to remedy any interruption in the furnishing of such services.

11.  Liens and Encumbrances.

     (a) Tenant shall keep the Leased Premises and the Building free from any liens or encumbrances arising out of any work performed, materials furnished or obligations incurred by Tenant, and shall indemnify and hold Landlord harmless from any and all costs, liability or expenses (including attorneys' fees) arising therefrom.

     (b) Tenant may withhold payment of any claim in connection with a good-faith dispute over the obligation to pay, as long as Landlord's property interests are not jeopardized. If a lien is filed as a result of nonpayment, Tenant shall, within ten (10) days after knowledge of the filing, secure the discharge of the lien or post a cash deposit or satisfactory surety bond in an amount sufficient to discharge the lien plus any costs, attorney fees, and other charges that could accrue as a result of a foreclosure or sale under the lien.

12.  Assignment and Subletting.

     No part of the Leased Premises may be assigned, mortgaged, or subleased, nor may a right of use of any portion of the property be conferred on any third person by any other means, without the prior written consent of Landlord which will be subject to the factors discussed below. This provision shall apply to all transfers by operation of law. If Tenant is a corporation or partnership, this provision shall apply to any transfer of a majority voting interest in stock or partnership interest of Tenant. No consent in one instance shall prevent the provision from applying to subsequent instances. In determining whether to consent to assignment Landlord may consider the following factors: financial ability of assignee; business experience of assignee; compatibility of use with other tenants in the Building; zoning or other use restrictions; and other factors which Landlord may deem prudent.

13.  Insurance and Indemnity.

     13.1 Insurance.

          (a) During the entire Term Tenant shall, at its expense, maintain adequate liability insurance with an insurance company or companies acceptable to Landlord with a combined single limit of $1,000,000 for personal injuries and property damage, to indemnify both Landlord and Tenant against any such claims, demands, losses, damages, liabilities and expenses. Landlord shall be named as an additional insured and shall be furnished with a certificate of insurance, which shall bear an endorsement that the same shall not be canceled except upon not less than thirty (30) days' prior written notice to Landlord. Tenant shall also at its own expense maintain, during the Term, all-risk insurance covering its furniture, fixtures, equipment and inventory in an amount equal to the replacement cost thereof, and insurance covering all plate glass and other glass on the Leased Premises. Tenant shall provide Landlord with copies of the policies of insurance or certificates thereof. Landlord shall carry all-risk fire insurance on the Building.

          (b) Landlord will not carry insurance of any kind on any of Tenant's improvements or on Tenant's furniture or furnishings or on any fixtures, equipment, improvements or appurtenances of Tenant under this Lease, and Landlord shall not be obligated to repair any damage thereto or replace the same, except for damages or loss caused by Landlord or Landlord's agents or by the gross negligence of Landlord or Landlord's agents.

     13.2 Indemnification.

          (a) Landlord shall not be liable for injury to any person, or for the loss of or damage to any property (including property of Tenant) occurring in or about the Leased Premises from any cause whatsoever, except for Landlord's gross negligence or misconduct. Tenant hereby indemnifies and holds Landlord harmless from and agrees to defend Landlord against any and all claims, charges, liabilities, obligations, penalties, damages, costs and expenses (including attorneys' fees) arising, claimed, charged or incurred against or by Landlord from any matter or thing arising from Tenant's use of the Leased Premises, the conduct of its business or from any activity, work or other things done or permitted by Tenant in or about the Leased Premises. Tenant shall further indemnify and hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part or to be performed under the terms of this Lease, or arising from any act or negligence of Tenant, or any officer, agent, employee, guest, or invitee of Tenant, and from all costs, attorneys' fees, and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon and in case any action or proceeding be brought against Landlord by reason of such claim. Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. The indemnification provided for in this Section with respect to any acts or omission during the Term of this Lease shall survive any termination or expiration of this Lease. Except for conditions under Landlords control. Landlord shall not be liable for interference with light or air or view or for any latent defect in the Leased Premises. Tenant shall promptly notify Landlord of casualties or accidents occurring in or about the Leased Premises.

          (b) Landlord shall indemnify and defend Tenant from any claim, loss, liability, cost or expense, including Tenant's reasonable attorney fees and costs, arising out of or related to any activity of Landlord, its employees, agents or contractors, on the Leased Premises or any condition of the Leased Premises caused or contributed to by Landlord, its agents, employees, or contractors, or any breach of any duty, representation or warranty of Landlord under this Lease; provided, however, that Landlord shall have no liability for damages due to natural causes or causes outside Landlord's reasonable control or supervision.

     13.3 Waiver of Subrogation.

          Landlord and Tenant hereby mutually release each other from liability and waive all right of recovery against each other, their agents, employees, customers and invitees for any loss in or about the Leased Premises, from perils insured against under their respective fire and all-risk insurance contracts, including any extended coverage endorsements thereof, whether due to negligence or any other cause; provided that this Section shall be inapplicable if it would have the effect, but only to the extent it would have the effect, of invalidating any insurance coverage of Landlord or Tenant.

14.  Eminent Domain.

     14.1 Partial Taking.

          If a portion of the Leased Premises is condemned and Section 14.2 does not apply, the Lease shall continue on the following terms:

          (a) Landlord shall be entitled to the proceeds of condemnation attributable to the real property and improvements (except for Tenant's leasehold improvements and trade fixtures). Tenant shall have no claim against Landlord as a result of the condemnation except that Tenant shall be entitled to receive any proceeds for interruption of Tenant's business and to any award attributable to Tenant's leasehold improvements, trade fixtures and equipment.

          (b) Landlord shall proceed as soon as reasonably possible to make such repairs and alterations to the Leased Premises as are necessary to restore the remaining Leased Premises to a condition as reasonably practicable to that existing at the time of the condemnation. Base Rent shall be abated to the extent that the Leased Premises is unusable by Tenant during the period of alteration and repair.

          (c) After the date on which title vests in the condemning authority or an earlier date on which alterations or repairs are commenced by Landlord to restore the balance of the Leased Premises in anticipation of taking, the Monthly Base Rent shall be reduced in proportion to the reduction in value of the Leased Premises as an economic unit on account of the partial taking. If the parties are unable to agree on the amount of the reduction of Monthly Base Rent, the amount shall be determined by arbitration.

     14.2 Total Taking.

          If a condemning authority takes all of the Leased Premises or a portion sufficient to render the remaining Leased Premises reasonably unsuitable for the use that Tenant was then making of the Leased Premises, the Lease shall terminate as of the date the title vests in the condemning authorities. Such termination shall have the same effect as a termination under Section 14.1. Landlord shall be entitled to the proceeds of condemnation attributable to the real property and improvements (except for Tenants leasehold improvements and Tenant's trade fixtures). Tenant shall have no claim against Landlord as a result of the condemnation, provided Tenant shall be entitled to receive any proceeds for interruption of Tenant's business or relocation expenses made available by the condemning authority and Tenant shall be entitled to any award attributable to Tenant's leasehold improvements and Tenant's trade fixtures and equipment.

     14.3 Sale in Lieu of Condemnation.

          Sale of all or part of the Leased Premises to a purchaser with the power of eminent domain in the face of a threat or probability of the exercise of the power shall be treated for the purposes of this Section
     14.3 as a taking by condemnation.

     15.1 Default.

          Any of the following shall constitute a default by Tenant under this
     Lease:

          (a) Tenant's failure to pay rent or any monetary obligation under this Lease within 10 days after it is due provided, however, Landlord will not be required to notify Tenant more than one time during any twelve (12) month period of failure to pay rent.

          (b) Tenant's insolvency, business failure or assignment for the benefit of its creditors. Tenant's commencement of proceedings under any provision of any bankruptcy or insolvency law or failure to obtain dismissal of any petition filed against it under such laws within the time required to answer; or the appointment of a receiver for Tenant's properties.

          (c)  Assignment or subletting by Tenant in violation of Section 12.

          (d) Vacation or abandonment of the Leased Premises without the written consent of Landlord or failure to occupy the Leased Premises within twenty (20) days after notice of tendering possession.

          (e) Tenant's failure to comply with any other term or condition within twenty (20) days following written notice from Landlord specifying the noncompliance. If such noncompliance cannot be cured within the twenty (20) day period, this provision shall be satisfied if Tenant commences correction within such period and thereafter proceeds in good faith and with reasonable diligence to effect compliance as soon as possible.

     15.2 Legal Expenses.

          In case of default as described in Section 15.1, Landlord shall have the right to the following remedies which are intended to be cumulative and in addition to any other remedies provided under applicable law:

     (a) Landlord may at its option terminate the Lease by notice to Tenant. With or without termination, Landlord may retake possession of the

          Leased Premises and may use or relet the Leased Premises without accepting surrender or waiving the right to damages. Following such retaking of possession, efforts by Landlord to relet the Leased Premises shall be sufficient if Landlord uses reasonable and good faith efforts for finding tenants for the space at rates not less than the current rates for other comparable space in the Building. If Landlord has other vacant space in the Building, prospective tenants may be placed in such other space without prejudice to Landlord's claim to damages or loss of rentals from Tenant.

     (b) Landlord may recover all damages caused by Tenant's default which shall include an amount equal to rentals lost because of the default, lease commissions paid for this Lease, and the unamortized cost of any tenant improvements installed by Landlord to meet Tenant's special requirements. Landlord may sue periodically to recover damages as they occur throughout the Term, and no action for accrued damages shall bar a later action for damages subsequently accruing. Landlord may elect in any one action to recover accrued damages plus damages attributable to the remaining Term of the Lease. Such damages shall be measured by the difference between the Monthly Base Rent under this Lease and the reasonable rental value of the Leased Premises for the remainder of the Term discounted to the time of judgment at the prevailing interest rate on judgments.

     (c) Landlord may make any payment or perform any obligation which Tenant has failed to perform, in which case Landlord shall be entitled to recover from Tenant upon demand all amounts so expended, plus interest from the date of the expenditure at the rate of one and one-half percent (1.5%) per month. Any such payment or performance by Landlord shall not waive Tenant's default.

16.  Default by Landlord.

     Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within twenty (20) days after written notice by Tenant to Landlord which describes the default; provided, however, that if the nature of Landlord's obligation is such that more than twenty (20) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such twenty (20) day period and thereafter diligently prosecutes the same to completion.

17.  Damage or Destruction.

     No damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Leased Premises or the Building.

     17.1 Destruction.

          If the Leased Premises or the Building in which the Leased Premises are located are destroyed or damaged such that the cost of repair exceeds fifty percent (50%) of the value of the structure before the damage, either party may elect to terminate the Lease a~ of the date of the damage or destruction by notice given to the "other in writing not more than sixty (60) days following the date of damage. If neither party elects to terminate, Landlord shall diligently proceed to restore the Leased Premises to substantially the same or better form as prior to the damage or destruction so as to provide Tenant with usable space equivalent in quantity and character and in the same location as existed prior to the damage or destruction. Tenant shall be responsible for the cost to rebuild any fixtures or improvements not insured under the insurance policy referred to in Section 13.1 unless such damage or destruction was caused or by the gross negligence of Landlord, its agents or employees, or persons under the control or supervision of Landlord. Work shall commence as soon as reasonably possible and thereafter shall proceed without interruption except for work stoppages on account of labor disputes and matters beyond Landlord's reasonable control.

     17.2 Rent Abatement.

          Rent shall be abated during the repair of any damage to the extent the Leased Premises are untenantable, except that there shall be no rent abatement where the damage occurred as the result of the negligence of Tenant, its employees, agents or contractors.

     17.3 Damage Late in Term.

          If damage or destruction to which Section 17.1 would apply occurs within one year before the end of the then-current Term, Tenant may elect to terminate the Lease by written notice to Landlord given within thirty
     (30) days after the date of the damage.

     17.4 Express Agreement.

          The provisions of this Section shall be considered an express agreement governing any case of damage or destruction of the Building or Leased Premises by fire or other casualty.

18.  Subordination and Attornment

     18.1 Subordination.

          This Lease shall be subordinate to any existing or future mortgages or deeds of trust on the Building or on the leasehold interest held by Landlord, and to any extensions, renewals, or replacements thereof. At the request of Landlord, Tenant shall promptly execute and deliver all instruments which may be appropriate to further secure and document such subordination.

     18.2 Attornment.

          If the interest of Landlord is  transferred  to any person or entity by reason of foreclosure or other proceedings for enforcement of any mortgage, deed of trust or security or by delivery of a deed in lieu of foreclosure or other proceedings, Tenant shall upon delivery to Tenant by said transferee of a nondisturbance agreement, immediately and automatically attorn to such person or entity. In the event of such transfer, this Lease and Tenant's rights hereunder shall continue undisturbed so long as Tenant is not in default.

     18.3 Tenant's Certificate.

          Tenant and or Landlord shall at any time and from time to time upon not less than three days' prior written notice from Landlord and or Tenant execute, acknowledge and deliver to Landlord and or Tenant a statement in writing (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect), and the date to which the rents are paid in advance, if any, and (b) acknowledging that there are not, to Tenant's and or Landlord's knowledge, any uncured defaults on the part of Landlord and or Tenant hereunder, or specifying such defaults if any are claimed, and (c) setting forth the date of commencement of Monthly Base Rents. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Building.

     18.4 Transfer or Sale of Property.

          Should Landlord sell or transfer, in any way, its ownership interest or a portion thereof of the Leased Premises, the new owner shall be required to honor this Lease including extensions thereof so long as Tenant is not in default.

19.  Access by Landlord.

     Landlord or Landlord's employees, agents, and contractors shall have the right to enter the Leased Premises with reasonable notice to examine the same or to make such repairs, alterations, improvements or additions as Landlord may deem necessary or desirable. If Tenant is not personally present to permit entry and an entry is necessary, Landlord may in case of emergency forcibly enter the same, without rendering Landlord liable therefor. Nothing contained herein shall be construed to impose upon Landlord any duty of repair of the Leased Premises or the Building except as otherwise specifically provided for herein.

20.  Abandonment of Leased Premises.

     Should Tenant vacate or abandon the Leased Premises or be dispossessed by process of law or otherwise for more than twenty (20) business days, such abandonment, vacation or dispossession shall be deemed a breach of this Lease, and, in addition to any other rights which Landlord may have, Landlord may remove any personal property belonging to Tenant which remains on the Leased Premises and store the same, the cost of such removal and storage to be charged to the account of Tenant.

21.  Attorney's Fees and Court Costs.

     The prevailing party shall recover from the losing party, attorney's fees and costs if an attorney is hired to collect the rental due herewith or to enforce compliance with any of the terms, covenants or conditions of this Lease. The losing party promises and agrees to pay the prevailing party's reasonable attorney's fees and costs even though no suit or action is filed hereon. However, if a suit or action is filed, the amount of such reasonable attorney's fees shall be fixed by the court or courts in which the suit or action, including any appeal therein, is tried, heard or decided. Such sum shall include an amount estimated by the court as the reasonable costs and fees to be incurred by the prevailing party in collecting any monetary judgment or award or otherwise enforcing each order, judgment or decree entered in such suit, action or other proceedings. Attorney's fees and costs include those attorney's fees and costs incurred seeking relief from stay in bankruptcy courts.

22.  Quiet Enjoyment

     Tenant, upon fully complying with and promptly performing all of the terms, covenants and conditions of this Lease on its part to be performed, and upon the prompt and timely payment of all sums due hereunder, shall have and quietly enjoy the Leased Premises for the Term set forth herein as against any adverse claim of Landlord or any third party claiming by, through or under Landlord.

23.  Signs.

     Tenant shall not place or suffer to be placed on the exterior walls of the Leased Premises or upon the roof or any exterior door or wall or on the exterior or interior of any window thereof any sign, awning, canopy, marquee, advertising matter, decoration, letter or other thing of any kind, without the prior written consent of Landlord. Tenant, at Tenant's expense, shall have the right to install signage consistent with Landlord's size and design guidelines upon Landlord's written approval, which shall not be unreasonably withheld.

24.  Holdover.

     If Tenant shall continue to occupy the Leased Premises after the expiration or sooner termination of this Lease, Tenant shall pay, as liquidated damages, for each month of continued occupancy an amount equal to one and one-half (1.5) times the monthly rent being paid for the month the Lease expires or is terminated. No receipt of money by Landlord from Tenant after expiration or termination of this Lease shall reinstate or extend this Lease or affect any prior notice given by Landlord to Tenant.

25.  Miscellaneous.

     25.1 Tenant Defined.

          The word "Tenant" as used herein shall mean each and every person, partnership or corporation who is mentioned as a Tenant herein or who executes this Lease as Tenant.

     25.2 Joint Obligation.

          If there be more than one Tenant, the obligations hereunder imposed shall be joint and several.

     25.3 Broker's Commission.

          Landlord and Tenant represent and warrant that they have incurred no liabilities or claims for brokerage commissions or finder's fees in connection with the execution of this Lease and that they have not dealt with or have any knowledge of any real estate broker, agent or salesperson in connection with this Lease other than the individuals named in Section 1.1.

     25.4 Recording.

          Tenant shall not record this Lease without the prior written consent of Landlord.

     25.5 Notices.

          Any notice required in accordance with any of the provisions herein if to Landlord shall be delivered or mailed by first class US mail to the address of Landlord as set forth by the signature of the Parties, or at such other place as Landlord may in writing from time to time direct to Tenant, and if to Tenant, shall be delivered or mailed by first class US mail to Tenant at the Leased Premises. If there is more than one Tenant, any notice required or permitted hereunder may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. Notices shall be deemed received on the date hand delivered or on the date that is three days after proper mailing if sent by first class US mail.

     25.6 Time.

          Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

     25.7 Prior Agreements.

          This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provisions of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

     25.8 Choice of Law.

          This Lease shall be governed by the laws of the state in which the Leased Premises are located.

     25.9 Confidentiality.

          Tenant agrees to keep all terms and conditions of this Lease strictly confidential and not directly or indirectly divulge such information to any third party without Landlord's prior written consent except that the Tenant may report any information required by laws or regulations applicable to tenant.

     25.10 Portion of Rent.

          In the event of commencement or termination of this Lease at a time other than the beginning or end of one of the specified rental periods, then the Monthly Base Rent shall be prorated as of the date of commencement or termination and in the event of termination for reasons other than default, all prepaid rent shall be refunded to Tenant or paid on its account.

     25.11 Net Lease.

          Landlord and Tenant acknowledge that this Lease is a "net lease" with respect to taxes, insurance, utility service, repairs and maintenance of the Leased Premises and Common Areas. Landlord shall receive all Monthly Base Rents and all payments hereunder that Tenant is required to make to Landlord free from any charges, assessments, impositions, expenses, deductions and offsets.


     IN WITNESS WHEREOF, the parties hereto have executed this instrument the day and year first above set forth.

LANDLORD                                        TENANT
NE Broadway Partners                            South Umpqua Bank
P0 Box 529                                      1448 NE Weidler
Eugene, OR 97440                                Portland, OR  97232




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

                                  EXHIBIT A


           Floor Plan showing Useable Space and Shared Common Area

                                  EXHIBIT B


NE Broadway Partners
Real Property Lease


Tenant lmprovement Provisions.

1.   Building Standard Components Provided By Landlord.

     Landlord agrees to deliver the Leased Premises with all utilities and mechanical systems in good working order and all existing portable fixtures removed from the Leased Premises.

2.   Tenant lmprovement Allowance Provided By Landlord.

     In addition to the items specified in paragraph 1 above, Landlord will provide an allowance of $30,000. Such allowance will be used by Tenant in the Leased Premises to provide: lighting, partitions, carpet, paint, etc. and shall be paid to Tenant upon receipt of a Certificate of Occupancy and the release of all liens.

3.   lmprovements Constructed By Tenant.

     3.1 All work that is to be performed in connection with Tenant Improvements on the Leased Premises by Tenant or Tenant's contractor is hereafter referred to as tenant's work ("Tenant's Work"), and is subject to the following conditions:

     3.2 Such Tenant's Work shall not proceed until Landlord's written approval which shall not be unreasonably withheld of each of the following items: (1) Tenant's contractor; (2) public liability and property damage insurance carried by Tenant or its contractor; and
          (3) schematic plans and specifications which shall be prepared by Tenant's Planner at Tenant's expense. All such Tenant's Work shall be done in strict conformity with such final plans and specifications.

     3.3 Tenant shall obtain at Tenant's expense any required building permits. All Tenant's Work shall be performed at Tenant's sole expense in accordance with the building permits and all applicable governmental regulations. Notwithstanding any failure by Landlord to object to any such Tenant's Work, Landlord shall have no responsibility for Tenant's failure to meet all applicable regulations. Tenant shall hold Landlord harmless from any and all liability, costs, damages, expenses (including attorneys' fees) and from any liens resulting from Tenant's Work.



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

     3.4 If, in conjunction with the application for or issuance of any permits, or certificates to either Landlord or Tenant or to their respective designees with respect to the commencement and/or completion of either Landlord's work or Tenant's work, any governmental or quasi-governmental authority having jurisdiction requires the performance of any work to correct or modify Building structure or Building access (including front or back entry/door to Tenant's space) in order to receive permit or certificate, then this work shall be performed by Landlord at Landlord's sole expense.

     3.5 Tenant shall provide Landlord with work commencement notice and Tenant's contractors construction schedule for all Tenant's work. Landlord shall be informed in advance of any Tenant's work requiring access to the adjoining tenant's leased space or disruption of any utility service to the Building.

     3.6 If any work performed by Tenant or Tenant's contractor is not performed properly or if the Leased Premises are not properly cleaned, Landlord shall notify Tenant and Tenant shall correct such work and clean the Leased Premises.



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

                                  EXHIBIT C


NE Broadway Partners
Real Property Lease

Option to Renew.

At the end of the original Lease Term, providing Tenant is not then in default, Tenant shall have the right and option to renew this Lease for an additional five (5) year term. In the event Tenant exercises the option to renew, Tenant shall give Landlord written notice of intent to renew not less than one-hundred eighty (180) days and not more than two-hundred ten (210) days prior to the end of the original Term. In the event Tenant is not in default and gives the notice to Landlord within the time set forth above, this Lease shall be renewed for a period of five (5) years upon the same terms and conditions as set forth herein except for rent. The parties shall meet within thirty (30) days of the date Tenant gives Landlord notice of intent to renew the Lease and agree upon the rent which will be determined by market rates then in effect.

At the end of the first option period described above, providing Tenant is not then in default, Tenant shall have the right and option to renew this Lease for an additional five (5) year term. In the event Tenant exercises the option to renew, Tenant shall give Landlord written notice of intent to renew not less than one-hundred eighty (180) days and not more than two-hundred ten
(210) days prior to the end of the original Term. In the event Tenant is not in default and gives the notice to Landlord within the time set forth above, this Lease shall be renewed for a period of five (5) years upon the same terms and conditions as set forth herein except for rent. The parties shall meet within thirty (30) days of the date Tenant gives Landlord notice of intent to renew the Lease and agree upon the rent which will be determined by market rates then in effect.


Arbitration.

If a dispute arises between the parties concerning the rental rates for the option periods, either party may request arbitration and appoint as an arbitrator an independent real estate professional having knowledge of valuation of rental properties comparable to the Leased Premises. The other party shall also choose an arbitrator with such qualifications, and the two arbitrators shall choose a third. If the choice of the second or third arbitrator is not made within ten (10) days of the choosing of the prior arbitrator, then either party may apply to the presiding judge of the judicial district where the Leased Premises are located for appointment of the required arbitrator.

The arbitration shall proceed according to the Oregon statutes governing arbitration, and the award of arbitrators shall have the effect therein provided. The arbitration shall take place in the county where the Leased Premises are located. Costs of the arbitration shall be shared equally by the parties, but each party shall pay its own attorney fees incurred in connection with the arbitration. The purpose of the arbitrators is to establish a fair market rental value.



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
                                  EXHIBIT D


NE Broadway Partners
Real Property Lease

Rules and Regulations.

1. No sign, placard, picture, advertisement, name or notice shall be posted or affixed on or to any part of the outside of the Building or the Leased Premises except a suite number and Tenant name outside the Leased Premises entry door without the prior consent of Landlord, and Landlord shall have the right to remove any sign, placard, picture, advertisement, name or notice posted in violation of this rule, without notice to and at the expense of Tenant.

2. The sidewalks, exits or entrances shall not be obstructed by any Tenant or used for any purpose other than for ingress and egress from the Leased Premises. The exits, entrances, and roof are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants.

3. Tenant shall not alter any lock or install any new or additional locks or any bolts on any door of the Leased Premises or the Building without the prior written consent of Landlord.

4. The restrooms and the fixtures and equipment contained therein shall not be used for any purpose other than that for which they were constructed. Restroom fixtures shall not be used for the disposal of foreign substances (e.g. coffee grounds) and the expense of any breakage, stoppage or damage resulting from violation of this rule shall be borne by the responsible Tenant.

5. Tenant shall not permit the Leased Premises to be occupied or used in a manner offensive or objectionable to the other occupants of the Building, persons having business therein, or the occupants of neighboring buildings. Specifically, Tenant shall not use, keep or permit to be used or kept any noxious gas or odorous substance in the Leased Premises. Tenant shall not allow any animals of any kind to be brought into or kept in or about the Leased Premises or the Building. Tenant shall not make or permit to be made any loud or disturbing noises, whether by any musical instrument, audio equipment, appliance, or in any other way. Tenant shall not install any radio or television antenna, loudspeaker, or other device on the roof or exterior walls or windows of the Building.

6. Tenant shall not install vinyl, tile, carpet or other similar floor covering so that the same shall be affixed to any floor of the Leased Premises in any manner except as approved by Landlord. The expense of repairing any damage resulting from a violation of this rule or of removing any floor coverings affixed in violation of this rule shall be borne by Tenant.

7. Before leaving the Building, Tenant and Tenant's employees shall (1) see that the doors of the Leased Premises are closed and securely locked; (2) shut off all water faucets and water-using appliances; and (3) shut off all lights except security night lights and appliances which consume electricity, so as to prevent waste or damage. Tenant shall indemnify Landlord and other tenants for any injuries sustained by any of them as a result of any violation of this rule.

8. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the Rules and Regulations of the Building.

9. The requirements of Tenant will be attended to only upon application at the Building management office. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee will admit any person (tenant or otherwise) to any office without specific instruction from Landlord.

10. Without the prior written consent of Landlord, Tenant shall not use the name of the Building to promote or advertise the business of Tenant except as Tenant's address.

11. Tenant agrees that it shall comply with all fire and security regulations that may be issued from time to time by Landlord. Tenant shall also provide Landlord with the name of a designated responsible employee to represent Tenant in all matters pertaining to fire or security regulations.

12. Landlord reserves the right to rescind, alter or waive, by written notice to Tenant, any rule or regulation prescribed for the Building when, in Landlord's judgment, it is necessary, desirable or proper to take such action in the best interest of the Building and its tenants. The waiver of a rule or regulation for the benefit of a particular tenant or tenants shall not be construed as a waiver of such rule or regulation in favor of any other tenant or tenants, nor shall any such waiver prevent Landlord from thereafter enforcing the rules or regulation in question against any or all tenants of the Building.

13. These Rules and Regulations supplement and shall not be construed to modify or amend the provisions of the Lease Agreement or other agreement between Landlord and Tenant. In the event of any conflict between these Rules and Regulations and the Lease Agreement and any agreement executed by Landlord and Tenant, the Lease Agreement shall prevail.

14. Landlord may require Tenant to provide Landlord the license number at automobiles to be parked in the parking lot pursuant to the rights granted hereunder. Landlord may provide parking stickers to Tenant to identify automobiles parked in such parking lot. In such event, any automobiles parked in areas allocated for Tenants of the Building which are not properly identified as automobiles belonging to Tenant, or employees or agents thereof, may be removed by Landlord without notice to Tenant. The cost of any such removal shall be borne by Tenant. In the event of any repeated violations of the rules and regulations promulgated by Landlord with respect to the parking lot, Landlord shall have the right to revoke Tenant's parking privileges granted hereunder without terminating this Lease. Any such revocation shall be evidenced by delivery of written notice to Tenant.

                                   ADDENDUM


Signage. Landlord understands that Tenant will pursue approval for increased signage beyond the current thirty-two (32) square feet maximum with the City of Portland. If approval is granted, Tenant intends to install individualized dimensional lettering, which is the mutually preferred solution for the building. If Tenant is unable to receive increase their allowed square footage for signage, Landlord will approve appropriately sized and designed acceptable alternate signage.

Final approval will be contingent upon Landlord's review of complete shop drawings showing placement, construction and connections prior to work commencing.



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